Statement of Additional Information          Rule 497(e), Registration Statement
                                                       1933 Act File No. 2-57953
                                                      1940 Act File No. 811-2474

                                         July 12, 1999 revised to August 5, 1999



                              DOLLAR RESERVES, INC.
                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)



    Dollar Reserves, Inc. ("Fund") is a diversified, open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 30, 1999. The Prospectus is available without charge upon request by calling toll-free at 1-800-400-MIDAS
(6432).




                                TABLE OF CONTENTS


THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................2

THE INVESTMENT COMPANY COMPLEX.................................................3

OFFICERS AND DIRECTORS.........................................................4

INVESTMENT MANAGER.............................................................5

INVESTMENT MANAGEMENT AGREEMENT................................................5

YIELD AND PERFORMANCE INFORMATION .............................................6

DISTRIBUTION OF SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE...............................................9

PURCHASE OF SHARES............................................................10

ALLOCATION OF BROKERAGE.......................................................10

DIVIDENDS AND TAXES...........................................................11

REPORTS TO SHAREHOLDERS.......................................................11

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................11

AUDITORS......................................................................12

FINANCIAL STATEMENTS..........................................................12

                          THE FUND'S INVESTMENT PROGRAM

    The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies also permit the Fund to invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, and repurchase agreements pertaining to these securities and U.S. Government Securities, the Board of Directors has determined that the Fund shall not do so until and after 60 days' notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

    The Fund is managed to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

    Dividends from net investment income paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income taxes to the extent such income is derived from holding debt securities of the U.S. Government, its agencies or instrumentalities, the income from which is state tax exempt by Federal law. The following states currently have no state individual income tax: Alaska, Florida, Nevada, South Dakota, Texas, Washington, and Wyoming. This information is current as of the date of this Statement of Additional Information and is subject to change.

Borrowing. The Fund may borrow money from banks, but only for temporary or emergency purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made while borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank credits interest thereon against fees.

    Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by Midas Management Corporation, (the "Investment Manager"), and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund. Additionally, while the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                             INVESTMENT RESTRICTIONS

The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities. Except for the percentage limitations referred to below in (5) with respect to borrowing, and (v) with respect to illiquid assets, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. The Fund may not:

(1) Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur under the 1940 Act, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

(3) Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks,
            (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and
            (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)         Borrow money, except to the extent permitted by the 1940 Act;

(6) Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

(8) Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

    The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a singled pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

    The   Corporation's   Board  of  Directors  has  established  the  following
non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(iii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iv) The Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(vi) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Corporation or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(vii) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profits to a sponsor or dealer results from such purchase provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(viii) The Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing comes to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation; and

(ix) The Fund may not purchase securities on margin except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                         THE INVESTMENT COMPANY COMPLEX

The investment companies advised by affiliates of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winmill") ("Investment Company Complex") are:

            Bull & Bear U.S. Government Securities Fund, Inc.
            Dollar Reserves, Inc.
            Global Income Fund, Inc.
            Midas Fund, Inc.
            Midas Investors Ltd.

            Midas Magic, Inc.
            Midas Special Equities Fund, Inc.
            Midas U.S. and Overseas Fund Ltd.
            Tuxis Corporation

                             OFFICERS AND DIRECTORS

    The officers and Directors of the Fund, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of three of the other investment companies advised by the Investment Manager and its affiliates and the parent of the Investment Manager, Winmill. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He is 69 years old.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Winmill, LLC, specializing in financial, estate and insurance matters. From March 1995 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc., financial consultants and insurance planners. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of five other investment companies in the Investment Company Complex. He is 69 years old.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe Inc., executive recruiting consultants. He is also a Director of five other investment companies in the Investment Company Complex. He is 68 years old.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of five other investment companies in the Investment Company Complex. He is 76 years old.

THOMAS B. WINMILL* -- Chairman, Chief Executive Officer, President, and General Counsel. He is President of the Investment Manager and the Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules
Committee of the Investment Company Institute. He is a son of Bassett S. Winmill. He is also a Director of eight other investment companies in the Investment Company Complex. He is 40 years old.

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman and a Director of two other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He is 69 years old.

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He is 44 years old.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He is 33 years old.

DEBORAH ANN SULLIVAN, ESQ. -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994, she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation, and from 1992 through 1993, she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is member of the New York State Bar. He is 30 years old.

* Bassett S. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions and other relationships with the Investment Manager.

Compensation Table

                                                                                                          Total Compensation From
                                                                                                            Fund and Investment
                             Aggregate           Pension or Retirement                                      Company Complex Paid
  Name of Person,        Compensation From    Benefits Accrued as Part of     Estimated Annual Benefits              To
      Position                 Fund                  Fund Expenses                 Upon Retirement               Directors
   Bruce B. Huber,                                                                                             $13,500 from 6
      Director                $2,400                     None                            None               Investment Companies
   James E. Hunt,                                                                                              $13,500 from 6
      Director                $2,400                     None                            None               Investment Companies
  John B. Russell,                                                                                             $13,500 from 6
      Director                $2,400                     None                            None               Investment Companies
==================== ======================= ============================= ============================ ============================

    Information in the above table is based on fees paid during the fiscal year ended December 31, 1998.

No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of April 24, 1999, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of April 24, 1999, the following owners of record owned more than 5% of the outstanding shares of the Fund: U.S. Clearing Corp., 26 Broadway, New York, NY 10004-1798 and Winmill & Co. Incorporated, 11 Hanover Square, New York, NY 10005.

                               INVESTMENT MANAGER

    The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. Winmill's other principal subsidiaries include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, and CEF Advisers, Inc., a registered investment adviser.

    Winmill is a publicly owned company whose securities are listed on the Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Winmill on the basis of his ownership of 100% of Winmill's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $ 254,000,000 as of April 26, 1999.

                         INVESTMENT MANAGEMENT AGREEMENT

    Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Corporation may have to indemnify its officers and Directors with respect thereto.

    The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1999 the Investment Manager received $305,752, $319,712, $314,628, and
$157,444 respectively, in management fees from the Fund and waived $152,876, $159,856, $53,911, and $36,743 respectively, of such fees to improve the Fund's yield.

Pursuant to the Investment Management Agreement, if requested by the Corporation's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the Fund's account, and the Investment Manager's costs to render such services shall be reimbursed by the Fund subject to examination by those Directors of the Corporation who are not "interested persons" of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1998, the Fund reimbursed the Investment Manager $24,625, $25,462, $27,357 and $17,039 respectively, for such services.

    The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

    The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Corporation who are not parties to the Investment Management Agreement, or interested persons of any such party. The
Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

    Winmill has granted the Fund a non-exclusive license to use various service marks including "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winmill. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        YIELD AND PERFORMANCE INFORMATION

    The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Yield will fluctuate and, although the Fund is managed to maintain a net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Consequently, quotations of yield should not be considered as representative of what the Fund's yield may be for any specified period in the future. Since performance will vary, these results are not necessarily representative of future results. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to December 31, 1998 may vary substantially from those shown below. An investment in the Fund is neither insured nor guaranteed by the U.S. Government as is a bank account or certificate of deposit.

     The Fund's yield used in advertisements, sales material and shareholder communications, may be calculated in two ways in order to show Current Yield and Effective Yield, in each case to two decimal places. To obtain the Fund's yield, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432).

     Current Yield refers to the income less expences generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Effective Yield is the annualized current yield which is compounded by assuming the current income to be reinvested.

    Set forth below is the Fund's Current Yield and Effective Yield for the seven calendar days ended December 31, 1998.

          Current Yield                          4.24%
          Effective Yield                        4.33%

    Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured, since an investment in the Fund is not insured and its yield is not guaranteed. Yield for a prior period should not be considered a representation of future performance, which will change in response to fluctuations in interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.

    The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

Source Material

    From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other invest ment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond Index -- is comprised of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar  Investor,  Morningstar  Mutual  Funds  and  Morningstar  Principia,
publications  of  Morningstar,   Inc.,   periodically   reviewing  mutual  funds
industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Finance, a monthly magazine frequently reporting mutual fund data.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Smart Money, a monthly magazine frequently reporting mutual fund data.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Smith Barney bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

    Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement, Investor Service Center, Inc. acts as the principal Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities.

    In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

    Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Corporation's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not "interested persons" of the Fund.

    With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Winmill, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Midas Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

    It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining a fund's viability. In periods of net sales, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and impair the Fund's ability to maintain a high level of quality shareholder services.

    The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or "interested person" of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

    During the fiscal year ended June 30, 1998, the Distributor waived the entire fee it was entitled to receive under the Plan. During the six months ended December 31, 1998, the Distributor waived the entire fee it was entitled to receive under the Plan.

    The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund for the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1998, approximately $38,280, $25,921, $31,267, and $13,265 respectively.

                        DETERMINATION OF NET ASSET VALUE

    The Fund's net asset value per share is determined as of 11:00 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Washington's
Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the Fund's net assets by the total number of shares outstanding.

    The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at prices that might not be desirable.

The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from independent pricing service (the "Service") appoved by the Board. The service values the Fund's investments based on methods which include consideration of: yields or prices of bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

                               PURCHASE OF SHARES

     The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Second and third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is received by an authorized broker or the broker's authorized designee.

                             ALLOCATION OF BROKERAGE

    Under present investment policies the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended June 30, 1996, 1997, 1998, and the six months ended December 31, 1998, the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.

    The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.

    Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer's furnishing of such services. Until March 31, 1999, Bull & Bear Securities, Inc. ("BBSI") was a wholly owned subsidiary of Winmill and the Investment Manager's affiliate. BBSI provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis.

    Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

    The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager.

                               DIVIDENDS AND TAXES

    Dividends. All of the net income of the Fund is declared daily as dividends to shareholders of record as of the close of regular trading on the NYSE each Business Day. Net income of the Fund (during the period commencing at the time of the immediately preceding dividend declaration) consists of accrued interest or earned discount (including both original issue and market discounts) on the assets of the Fund for so long as the Fund utilizes the amortized cost method of valuing portfolio securities, less the estimated expenses of the Fund plus or minus all realized gains or losses on the Fund's portfolio securities applicable to that period. The Fund's net income is determined by the Custodian on a daily basis as of the close of regular trading on the NYSE on each Business Day (see "Determination of Net Asset Value").

    If the Fund incurs or anticipates any unusual expense, loss or depreciation that could adversely affect its income or net asset value, the Corporation's Board of Directors would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of then prevailing circumstances. For example, under such unusual circumstances the Directors might reduce or suspend declaration of daily dividends in order to prevent to the extent possible the per share net asset value of the Fund from being reduced below $1.00. Thus, such expenses or losses or depreciation may result in shareholders receiving less income.

    If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    Taxes. The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities and
(2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year.
The Fund intends to avoid imposition of this excise tax by making adequate distributions.

    The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

    The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian") has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent.

                                    AUDITORS

    Tait, Weller & Baker, 8 Penn Center, Suite 800, Philadelphia, PA 19103-2108, are the Fund's independent accountants. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

    The Fund's Financial Statements for the fiscal year ended December 31, 1998, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.